SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Disclosure of events after reporting period [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

Non-Adjusting Events

(a)	Shareholder Supported Take-over Bid for Brio Gold Inc.

In January 2018, Leagold Mining Corporation ("Leagold") announced that it intended to make an offer to acquire all of the issued and outstanding shares of Brio Gold Inc. (“Brio Shares”) on or before February 28, 2018 (the “Offer”). Pursuant to the Offer, holders of Brio Shares would receive 0.922 of a share of Leagold for each Brio Share held. Based on the share exchange ratio to be provided under the Offer, the Company would receive 58,115,953 shares of Leagold, representing approximately 22% ownership in the combined entity. The Company entered into a support agreement endorsing a transaction with Leagold. Pursuant to the agreement, the Company agreed to tender all of its Brio Shares and to hold the Leagold shares it receives pursuant to the Offer for a minimum period of 12 months, subject to certain exceptions.

(b)	Copper Advanced Sales Program

The Company entered into a copper advanced sales program pursuant to which the Company received $125.0 million on January 12, 2018 in exchange for approximately 40.3 million pounds of copper to be delivered in the second half of 2018 and first half of 2019. This production represents approximately one third of planned production in the period of the program or approximately 16 per cent of the total production for 2018 and 2019. Copper is expected to be delivered against these prepaid volumes coincident with planned shipments of concentrate from the Chapada mine. The cash consideration will be treated as deferred revenue to be amortized, and the revenue recognized, over the second half of 2018 and first half of 2019 when the physical deliveries of copper occur under the prepaid sales. The cash consideration will be included in operating cash flow for the first quarter of 2018.

(c)	Refinancing of Debt - Redemption of 2019 Notes

During the fourth quarter of 2017, the Company completed an offering of $300 million of 4.625% senior notes due December 2027. With these funds, on January 29, 2018, the Company redeemed $181.5 million of 6.97% senior notes due December 2019 at a make-whole price of 108.12. These items have extended the tenor of the Company’s fixed term debt profile at lower average interest rates and improved financial flexibility. During the first and second quarter of 2018, the Company has senior notes maturities of $73.6 million and $35.0 million, respectively, that will be retired as they come due. Following the 2018 maturities, the Company’s next scheduled maturity of fixed rate debt of $84 million is not until March 2020.